SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 12, 2001


                                  XTRANA, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-17714               58-1729436
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)


                          590 Burbank Street, Suite 205
                           Broomfield, Colorado 80020
                    (Address of Principal Executive Offices)

                                 (303) 466-4424
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Xtrana, Inc., (the "Registrant"), issued on November 12, 2001, announcing an agreement to sell Registrant's Hemostasis business segment to Trinity Biotech plc. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

     Further reference is made to the press release of Registrant, issued on November 14, 2001, announcing Registrant's financial results for the third quarter ended Sept. 30, 2001. A copy of this press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release of the Registrant dated November 12, 2001, announcing an agreement to sell Registrant's Hemostasis business segment

          Exhibit 99.2 Press Release of the Registrant dated November 14, 2001, announcing financial results for the third quarter ended Sept. 30, 2001


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 14, 2001                           XTRANA, INC.


                                            By:  /S/ TIMOTHY DAHLTORP
                                                -------------------------------
                                                   Timothy Dahltorp
                                                   Chief Executive Officer
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT

99.1 Press Release of the Registrant Dated November 12, 2001, Announcing Agreement to Sell the Registrant's Hemostasis Business


99.2 Press Release of the Registrant Dated November 14, 2001, Announcing Financial Results for the Third Quarter Ended September 30, 2001


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